UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2026

Mobileye Global Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mobileye B.V. Har Hotzvim, 1 Shlomo Momo HaLevi Street Jerusalem, Israel (Address of Principal Executive Offices)	9777015 (Zip Code)

Registrant’s telephone number, including area code: +972-2-541-7333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.01 par value	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On January 6, 2026, Mobileye Global Inc. (the “Company”) noted in a presentation at Mobileye Live at CES 2026 and via live webcast that the estimated revenue of the Company for the fiscal year ended December 27, 2025 was “a bit short of $2 billion”. This statement was not intended to provide a precise indication of actual revenue for the fiscal year ended December 27, 2025. It was only intended as a general statement on the approximate size of the business today in comparison to the Company’s estimated 8-year revenue pipeline, which was the subject of the presentation at the time of the statement. The Company will provide its actual results for the fiscal year ended December 27, 2025 at the time of its fourth quarter and full year earnings call.

A replay of the webcast is available at the Company’s website at https://ir.mobileye.com/.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEYE GLOBAL INC.

By:	/s/ Moran Shemesh Rojansky
	Name:	Moran Shemesh Rojansky
	Title:	Chief Financial Officer

Date: January 7, 2026